Accident and Health Claim Reserves	12 Months Ended
Dec. 31, 2016
Accident and Health Claim Reserves
(13)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2016, are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

Activity in the accident and health claim reserves is summarized as follows:

	2016	2015	2014
Balance at January 1, net of reinsurance recoverables of $497, $360, and $264, respectively	$3,504	2,136	1,032
Incurred related to:
Current year	1,504	2,173	1,251
Prior years	(361)	(154)	283

Total incurred	1,143	2,019	1,534

Paid related to:
Current year	85	42	49
Prior years	685	609	381

Total paid	770	651	430

Balance at December 31, net of reinsurance recoverables of $544, $497, and $360, respectively	$3,877	3,504	2,136

Prior year incurred claim reserves for 2016 reflect unfavorable development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on LTC and group health lines of business. Prior years incurred claim reserves incurred for 2015 and 2014 reflect favorable/(unfavorable) claim development with the group marketing and individual long term care lines of business.